UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 27, 2017

GREENFIELD FARMS FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	26-2909561
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 West 5th Street Covington, KY 41011

(Address of principal executive offices, including zip code)

(513) 602-3268

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

Effective November 28, 2017, the Board of Directors of Greenfield Farms Food, Inc., (the “Company”) approved the Certificate of Designation, authorizing 1,000 shares of Series E Preferred Stock (as defined and described below under Item 5.03) (the “Series E Preferred Stock Shares”) pursuant to a Letter of Intent (the “LOI”) (described below under Item 8.01).

A copy of the Certificate of Designation that was filed with the Nevada Secretary of State on November 29, 2017, is attached hereto as Exhibit 3.1 of this Report and is incorporated by reference herein.

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 1, 2017, the Company’s current certifying accountants, KLJ & Associates, LLP (“KLJ”), notified the Company that it was resigning as the Company’s independent auditor effective immediately. The Company has chosen D. Brooks and Associates, CPAs, P.A. (“Brooks”) to serve as the Company’s certifying accountants effective December 1, 2017.

During the two fiscal years ended December 31, 2015 and 2014, respectively, and as of November 29, 2017, there were no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused them to make reference in connection with their report to the subject matter of the disagreement. Furthermore, KLJ has not advised the Company of any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The report of the independent registered public accounting firm of KLJ as of and for the years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The reports, however, contained a “going concern” paragraph.

A copy of the foregoing disclosures was provided to KLJ prior to the date of the filing of this report. Attached as an exhibit is a letter from KLJ addressed to the Securities and Exchange Commission, stating that KLJ agreed with the statements above. The Company is filing this letter as Exhibit 16.1.

Prior to Brooks’s engagement, the Company did not consult with that firm as to the type of audit opinion that might be rendered on the Company’s financial statements nor did Brooks provide any written or oral advice relating to any accounting, auditing or financial issue relating to the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors or Certain Officers

On November 28, 2017, Ronald Heineman resigned as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

Appointment of Directors and Certain Officers

On November 29, 2017, Mr. Clifford M. Rhee, age 56, was appointed Chairman of the Board of Directors (the “BOD”) of the Company, and shall serve until his respective successor is duly elected and qualified.

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From July 2005 Mr. Rhee has been the President and Chief Executive Officer of Ngen Technologies USA Corp. (“Ngen”). The Company has signed a LOI with Ngen as further described below under Item 8.01. Upon closing of the transaction contemplated in the LOI, Mr. Rhee will own 500 shares of the Company’s Series E Preferred Stock which has conversion rights equal to 42.5% of the issued and outstanding common stock of the Company. Pursuant to the LOI, Mr. Rhee is to also be issued a new series of preferred stock that will have super majority voting rights of the Company.

From February 2010 to June 2015 Mr. Rhee served as President and CEO, principle engineer and a director CTX Virtual Technologies, Inc. (“CTX”). From 1986 to 2009, Mr. Rhee held executive positions with several multi-national corporations whereby he was responsible for strategic business initiatives including mergers and acquisitions, turnarounds and growth. Mr. Rhee served as an independent director to Vermeer Korea (Construction equipment), Samsung Group (Industrial Products) and Oncidium Health Group (Medical services). Mr. Rhee is a graduate from McGill University in Mechanical Engineering and Certified Management Accounting program (C.M.A.) and is a registered professional engineer. Mr. Rhee has also been named the Interim Chief Financial Officer of the Company.

On November 28, 2017, Mr. Edward Carter, age 61, was appointed to the BOD of the Company, and shall serve until his respective successor is duly elected and qualified.

In January 2015, Mr. Carter was a founding partner of Ngen, and currently serves as a member of their BOD and Secretary. The Company has signed a LOI with Ngen as further described below under Item 8.01. Upon closing of the transaction contemplated in the LOI, Mr. Carter will own 500 shares of the Company’s Series E Preferred Stock which has conversion rights equal to 42.5% of the issued and outstanding common stock of the Company. Mr. Carter’s experience includes all aspects of public company related issues with regards to SEC filings, mergers, acquisitions and corporate communications. Over the past 10 years he served as Director of Investor Relations for several small public companies. Mr. Carter has also been named Secretary of the Company.

On November 28, 2017, Dr. Jason Koo, age 57, was named Chief Executive Officer of the Company. Since 2013, Dr. Koo has served as Chief Technology Officer for Ngen. Dr. Koo holds a PhD in electronic engineering from Korea Aerospace University and is a recipient of several distinctions and awards for various patents. Dr. Koo has been active in C level positions for multiple public companies over the years. Prior to joining Ngen, Dr. Koo served as the CEO of Hwa Sound Source, a KOSDAQ listed company from 1994 – 2009 and CTO for Celluon from 2009 to 2013.

On November 29, 2017, Mr. David Lithwick, age 50, was appointed Chief Technology Officer (“CTO”) of the Company. Since 2013 Mr. Lithwick served as Ngen’s North American CTO. Mr. Lithwick has extensive engineering and software application experience, spanning 20 years. Prior to joining Ngen, he held various senior positions with well-known technology companies in Canada and in the USA including CTX, BNE Technologies, and ICC Healthcare Technology Group. Mr. Lithwick holds a degree in computer science from the University of Toronto.

Item 5.03 Amendment to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Effective November 28, 2017, the Board of Directors approved the filing of a Certificate of Designation establishing the designations, preferences, limitations and relative rights of the Company’s Series E Preferred Stock (the “Designation” and the “Series E Preferred Stock”). The Board of Directors authorized the issuance of up to 1,000 shares of Series E Preferred Stock upon the company filing the Certificate of Designation with the Nevada Secretary of State. The terms of the Certificate of Designation of the Series E Preferred Stock include conversion rights that in the aggregate convert to 85% of the Company’s issued and outstanding common stock at the time of conversion. The Series E Preferred Stock is convertible immediately upon the shares of common stock being available to allow for the conversion that results in 85% of the shares of common stock to be owned in the aggregate by the holders of the Series E Preferred Stock. Additionally, the voting rights of the Series E Preferred Stock while outstanding are equal to the as if converted number of shares.

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Item 7.01 Regulation FD Disclosure.

The Company has appointed VStock Transfer, LLC (“VStock”) as its transfer agent and shareholder support provider, effective November 27, 2017. All of the Company’s directly held shares of common stock were transferred from West Coast Transfer, Inc. (“West Coast”) to VStock’s platform. No action is required by any shareholder regarding the change in the Company’s transfer agent. VStock can be reached at as follows:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Phone: (212) 828-8436

Item 8.01 Other Events.

On November 28, 2017, the Company entered into a Letter of Intent (the “LOI”) with Ngen Technologies USA Corp, (“Ngen”), a Texas corporation. Ngen engages in the business of 3D technologies including automotive, mobile and display. Ngen has also developed new state-of-art automotive muffler/silencer technologies (hereinafter, the “Business”). The Company will acquire, free and clear of all liens, encumbrances, and liabilities, one hundred percent (100%) of Ngen’s muffler technology Business. The acquisition includes Ngen’s rights under its contracts, licenses, purchase orders, privileges, franchises and agreements, and all assets and property owned and used by Ngen in the Business. Pursuant to the LOI, the Company will issue 1,000 shares of Series E Preferred Stock, that will convert to 85% of the issued and outstanding shares of the Company on a fully diluted basis at the time of conversion. The Series E Preferred Stock automatically converts to common stock when the shares of common stock are available to accommodate the conversion.

The foregoing description of the LOI and its terms is qualified in its entirety by the full text of the LOI, which is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

3.1	Certificate of Designation Series E Preferred Stock

16.1	Letter from KLJ & Associates, LLP to the SEC dated December 1, 2017

99.1	Letter of Intent dated November 28, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENFIELD FARMS FOOD, INC.

Dated: December 1, 2017	By:	/s/ Clifford M Rhee
Clifford M Rhee
Chairman and Interim Chief Financial Officer

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